Exhibit 10.11

CONFIDENTIAL TREATMENT REQUESTED

The confidential portions of this exhibit have been delivered separately to the Securities and Exchange Commission pursuant to a confidential application for confidential treatment in accordance with Rule 406 of the Securities Act of 1933, as amended.

REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN [***].

FIRST AMENDMENT TO FIRST AMENDED AND RESTATED LICENSE AGREEMENT

THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED LICENSE AGREEMENT ("this Amendment") is made as of July 7, 2014 (the "Effective Date"), by and between UNIVERSITY OF MIAMI and its School of Medicine, whose principal place of business is at 1600 N.W. 10th Avenue, Miami, Florida 33136 (the "Licensor") and EYEGATE PHARMA SA, a French corporation, whose principal place of business is at Tour de l'Horlage 4, place Louis Armand, 75012 Paris, France, and formerly known as Optis France SA (the "Licensee").

Reference is made to that certain License Agreement, dated as of December 23, 1997, by and between Licensor and Licensee, as amended and restated by that certain Amended and Restated License Agreement, dated as of December 12, 2005 (as amended and restated, the "Agreement").

In consideration of the foregoing and the mutual promises made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Agreement in accordance with Section 21 thereof as follows:

1. Milestone Payments.

a.	The reference to "[***]" in Section 9(c) is hereby deleted in its entirety and "[***]" is substituted in place thereof; and

b.	The reference to "[***]" in Section 9(d) is hereby deleted in its entirety and "[***]" is substituted in place thereof.

2. Deletion of Section 10.3; Diligence Efforts. Section 10.3 of the Agreement is hereby cancelled in its entirety and deleted from the Agreement. Licensee and Licensor agree that neither party has currently, or shall have in the future, any obligations under Section 10.3 of the Agreement. For and in consideration of the aforementioned deletion of Section 10.3 and any obligations arising, or which have arisen, thereunder, Eyegate Pharmaceuticals, Inc., a Delaware corporation and the parent company of Licensee ("Parent"), has agreed to issue, and Licensor has agreed to accept, 165,091 shares of common stock of Parent pursuant to that certain Stock Issuance Agreement by and between Licensor and Parent dated as of even date herewith.

*** CONFIDENTIAL TREATMENT REQUESTED

3. Miscellaneous. The Agreement, as amended hereby, is hereby ratified, confirmed and deemed in full force and effect. This Amendment may be executed in multiple counterparts, each of which will be deemed an original, but together will constitute one instrument. Each party may rely upon a facsimile or pdf counterpart of this Amendment signed by the other party with the same effect as if such party had received an original counterpart signed by such other party.

[signature page to follow]

IN WITNESS WHEREOF, the undersigned have executed this Amendment to the Agreement as of the date first above written.

EYEGATE PHARMA SA

By: /s/ Stephen From

Name: Stephen From

Title: President and CEO

UNIVERSITY OF MIAMI

By: /s/ Norma Sue Kenyon

Name: Norma Sue Kenyon, Ph.D.

Title: Vice Provost for Innovation